United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6201 Fairview Road, Suite 225 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 972-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 2, 2023, the audit committee of the board of directors of Cheetah Net Supply Chain Service Inc. (the “Corporation”) approved the dismissal of Marcum Asia CPAs LLP (“Marcum Asia”) and the engagement of Assentsure PAC (“Assentsure”) to serve as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2023.

Prior to the engagement of Marcum Asia on February 9, 2023, Friedman LLP (“Friedman”), which based on the information provided to the Corporation by Friedman, combined with Marcum LLP effective September 1, 2022, was the independent registered public accounting firm for the Corporation and audited the Corporation’s financial statements for the fiscal year ended December 31, 2021. Marcum Asia was the Corporation’s independent registered public accounting firm from February 9, 2023 to October 2, 2023. Marcum Asia’s report on the Corporation’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Corporation’s two most recent fiscal years and through October 2, 2023, there were no disagreements with Marcum Asia and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum Asia or Friedman’s satisfaction, would have caused Marcum Asia and Friedman to make reference to the subject matter of the disagreement in connection with its report on the Corporation’s financial statements for such periods. Furthermore, during the Corporation’s two most recent fiscal years and through October 2, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses reported by management in the Risk Factors section of the Corporation’s registration statement on Form S-1 (File No. 333-271185), as amended.

The Corporation has provided Marcum Asia with a copy of the above disclosure and requested that Marcum Asia furnish a letter addressed to the U.S. Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of Marcum Asia’s letter is filed hereto as Exhibit 16.1.

During the Corporation’s two most recent fiscal years and through October 2, 2023, neither the Corporation nor anyone on its behalf consulted Assentsure with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
16.1	Letter, dated October 5, 2023, from Marcum Asia addressed to the Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cheetah Net Supply Chain Service Inc.

Date: October 5, 2023	By:	/s/ Liu Huan
Liu Huan
Chairman of the Board of Directors, Chief Executive Officer